UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

UROVANT SCIENCES LTD.

(Name of Registrant as Specified In Its Charter)

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	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Suite 1, 3rd Floor

11-12 St. James’s Square

London

SW1Y 4LB

United Kingdom

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

Dear Shareholder:

This Notice and the accompanying Information Statement are being furnished to the shareholders of Urovant Sciences Ltd., an exempted limited company incorporated under the laws of Bermuda (the “Company,” “we,” “our,” or “us”), in connection with action taken by the written consent of a shareholder representing more than a majority of our issued and outstanding common shares to approve the amendment and restatement of the Company’s Amended and Restated Bye-laws (as so amended and restated, the “Amended Bye-laws”) as described in the accompanying Information Statement.

On December 22, 2019, our Board of Directors approved the Amended Bye-laws to provide for the amendments as further described in the accompanying Information Statement. Following such approval, on January 7, 2020, Sumitovant Biopharma Ltd., the holder of approximately 74.9% of our issued and outstanding common shares as of the record date of December 30, 2019, which also represents a majority of our issued and outstanding common shares as of the date we are first mailing this Information Statement to our shareholders, approved the Amended Bye-laws by written consent, allowing us to adopt the Amended Bye-laws without the necessity of holding a general meeting of our shareholders. The Amended Bye-laws will not become effective before a date which is 20 calendar days after this Information Statement is first mailed to our shareholders.

As the matters set forth in the accompanying Information Statement have been duly authorized and approved by the written consent of a shareholder representing more than a majority of our issued and outstanding common shares, your vote is not requested or required to approve the Amended Bye-laws. Our Board of Directors is not soliciting your proxy in connection with these actions and proxies are not requested from shareholders. The Information Statement is being provided solely for your information, and also serves the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, including Regulation 14C. You are urged to read the Information Statement in its entirety for a description of the actions taken by the written consent as described herein.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We are first mailing this Notice and the accompanying Information Statement to our shareholders on or about January 7, 2020.

Sincerely,

/s/ Keith A. Katkin
Keith A. Katkin
London, United Kingdom January 7, 2020	Principal Executive Officer

INFORMATION STATEMENT

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Important Notice Regarding

the Availability of Information Statement

The Information Statement is available at www.proxydocs.com/UROV.

Purpose of Information Statement

Urovant Sciences Ltd., an exempted limited company incorporated under the laws of Bermuda (the “Company,” “we,” “our,” or “us”), is sending you this Information Statement solely for purposes of informing our shareholders of record as of December 30, 2019 (the “Record Date”) of the action taken by the written consent of shareholders representing more than a majority of our issued and outstanding common shares. No action is requested or required on your part.

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shareholder action taken by written consent will become effective no earlier than 20 calendar days after the date on which this Information Statement is mailed to our shareholders. This Information Statement is first being mailed on or about January 7, 2020 to the Company’s shareholders of record as of the Record Date.

General Overview of Action

For the reasons discussed in this Information Statement, on December 22, 2019, our Board of Directors (the “Board”) approved the amendment and restatement of the Company’s Amended and Restated Bye-laws (as so amended and restated, the “Amended Bye-laws”) as described herein. Following such approval, on January 7, 2020, Sumitovant Biopharma Ltd. (“Sumitovant”), the holder of approximately 74.9% of our issued and outstanding common shares as of the Record Date, which also represents a majority of our issued and outstanding common shares as of the date we are first mailing this Information Statement to our shareholders, approved the Amended Bye-laws by written consent (the “Written Consent”).

Such Written Consent, together with the approval of our Board, is sufficient under our current Amended and Restated Bye-laws (the “Current Bye-laws”) to approve the Amended Bye-laws. Accordingly, approval of our Amended Bye-laws will not be submitted to our other shareholders for their consent or for their vote at a general meeting of our shareholders. This Information Statement is being provided solely for your information, and also serves the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder, including Regulation 14C.

The Amended Bye-laws and the Written Consent are attached as Exhibit A and Exhibit B, respectively, to this Information Statement.

Voting, Vote Required and Consenting Shareholder

Pursuant to the Current Bye-laws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, with prior notice, if a consent or consents in writing, setting forth the action so taken, shall be circulated to all shareholders who would be entitled to attend a meeting and vote thereon and is signed by the holders of issued and outstanding common shares who, at the date such notice is given, represent a majority of votes as would be required to authorize or take such action at a meeting at which all shares entitled to attend and vote thereat were present and voting.

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Pursuant to the Current Bye-laws, approval of the Amended Bye-laws as described in this Information Statement at a meeting of our shareholders would require the affirmative vote of a majority of the aggregate voting rights of the issued and outstanding common shares entitled to vote thereon and voting at such meeting.

As of the Record Date, there were 30,519,688 common shares issued and outstanding. By a written consent dated January 7, 2020, Sumitovant, who held 22,860,013 of our common shares, or approximately 74.9% of our issued and outstanding common shares as of the Record Date, which also represents a majority of our issued and outstanding common shares as of the date we are first mailing this Information Statement to our shareholders, approved the Amended Bye-laws. Accordingly, the Written Consent was executed by shareholders holding sufficient voting power to approve the Amended Bye-laws as contemplated therein and no further shareholder action is required.

Dissenters’ Rights of Appraisal

Under Bermuda law, holders of our common shares are not entitled to dissenters’ rights of appraisal with respect to the approval of the Amended Bye-laws. Holders of our common shares are generally entitled to one vote per share on all matters submitted to a vote of holders of common shares.

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AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED BYE-LAWS

Overview

On October 31, 2019, Roivant Sciences Ltd., our majority shareholder as of such date (“Roivant”), entered into a definitive transaction agreement (the “Transaction Agreement”) with Sumitomo Dainippon Pharma Co., Ltd. (“DSP”) and certain of Roivant’s affiliates. Pursuant to the Transaction Agreement, among other things, Roivant agreed to: (i) contribute all 22,860,013 of the Company’s common shares held by Roivant to Sumitovant, which was a wholly-owned subsidiary of Roivant as of such date; and (ii) subsequent to such contribution, transfer all issued and outstanding shares of Sumitovant to DSP (such transaction, the “DSP Transaction”). On December 27, 2019, DSP, Sumitovant and Roivant consummated the DSP Transaction, pursuant to which Sumitovant became the holder of 22,860,013 of the Company’s common shares.

In connection with the execution of the Transaction Agreement, we entered into a Letter Agreement, dated October 31, 2019, with DSP (the “Letter Agreement”) pursuant to which, among other things: (i) DSP committed to provide us with a low-interest, interest-only, five-year term loan facility; (ii) the parties agreed to entered into an investor rights agreement that would provide DSP with customary registration and information rights and provide our minority shareholders certain protections outlined therein; and (iii) our Board agreed to approve an amendment to the Current Bye-laws that would transfer Roivant’s right thereunder to appoint two directors to the Board (each of whom have three votes on all matters presented to the Board), as well as certain other rights, to DSP. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter Agreement, which was attached as Exhibit 10.1 to our Current Report on Form 8-K, which we filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2019.

After our entry into the Letter Agreement, our management caused the Amended Bye-laws to be prepared and presented them to the Board for its consideration. On December 22, 2019, the Board approved the adoption of the Amended Bye-laws, subject to the approval of such Amended Bye-laws by holders of a majority of the aggregate voting rights of our issued and outstanding common shares entitled to vote thereon. Subsequent to the Board’s approval of the Amended Bye-laws and following consummation of the DSP Transaction, on January 7, 2020, Sumitovant executed the Written Consent approving the adoption of the Amended Bye-laws, effective upon the filing of this Information Statement and the expiration of the applicable notice periods pursuant to Rule 14c-2 promulgated under the Exchange Act.

Description of the Amended Bye-laws

The Amended Bye-laws approved by a resolution of our Board and by Written Consent of Sumitovant, as described above, will revise the Current Bye-laws to, among other things:

•

transfer Roivant’s right under the Current Bye-laws to (i) appoint two directors to the Board (each of whom have three votes on all matters presented to the Board (such directors, the “Designated Directors”)) and (ii) remove and replace each such Designated Director as desired, to DSP;

•

grant the Designated Directors appointed by DSP the right to join any committees of the Board, subject to any requirement that a committee must be comprised of a certain number of independent directors pursuant to applicable laws or stock exchange listing rules;

•

provide that DSP’s right to appoint Designated Directors and the Designated Directors’ right to join committees of the Board will terminate when DSP ceases to hold at least a majority (rather than 25%) of the aggregate voting rights attached to our issued and outstanding common shares;

•

increase the beneficial ownership threshold for shareholders’ eligibility (i) to propose business to be considered at a meeting of our shareholders or (ii) to nominate a director for election to our Board from 3% to 5% of the aggregate voting rights of our issued and outstanding common shares; and

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•

decrease the shareholder voting threshold for approving the merger or amalgamation of the Company into another entity (except with respect to certain business combinations with interested shareholders) from 75% to 66 2/3% of the aggregate voting rights of our issued and outstanding common shares.

The Amended Bye-laws will not become effective until January 27, 2020, the date that is 20 calendar days after the date on which this Information Statement is first mailed to our shareholders.

The foregoing description of the Amended Bye-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bye-laws, a copy of which is attached to this Information Statement as Exhibit A, with additions of text indicated by underlining and deletions of text indicated by strike-outs, in each case as compared to the Current Bye-laws.

Purpose and Effect of the Amended Bye-laws

The Amended Bye-laws were approved primarily to transfer Roivant’s right to appoint two Designated Directors pursuant to our Current Bye-laws to DSP in connection with DSP’s acquisition of beneficial ownership over all of our common shares previously held by Roivant as a result of the DSP Transaction. Immediately prior to the consummation of the DSP Transaction, Roivant beneficially owned 22,860,013 of our common shares. In addition, under our Current Bye-laws, Roivant had the right to appoint two Designated Directors, each of whom possessed three votes on all matters presented to the Board, for so long as Roivant held at least 25% of the voting rights of our issued and outstanding common shares. Moreover, the Designated Directors appointed by Roivant were entitled to designate themselves as members of any committee of the Board, subject to any requirement that a committee must be comprised of a certain number of independent directors pursuant to applicable laws or stock exchange listing rules.

In addition, and as described in the section titled “Description of the Amended Bye-laws” above, the Amended Bye-laws include an increased beneficial ownership threshold for shareholders’ eligibility to propose business to be considered at a shareholders meeting or nominate a director for election to the Board. The Board believes this increased threshold is appropriate given the composition of our stockholders and serves to ensure that any proposed business or nominated directors represents the best interests of our long-term shareholders. The Amended Bye-laws also decrease the shareholder voting threshold for approval of business combinations (other than those with interested shareholders) to 66 2/3% of the aggregate voting rights of our issued and outstanding shares, allowing us greater flexibility to facilitate approval of strategic business combinations that may be attractive to all of our shareholders.

As described in the section titled “Overview” above, DSP, Sumitovant and Roivant have consummated the DSP Transaction, pursuant to which, among other things, DSP acquired beneficial ownership of all of our common shares previously held by Roivant. Thus, upon the consummation of the DSP Transaction, Roivant ceased to hold any of our common shares, and DSP became the beneficial owner of 22,860,013 of our common shares. In connection with the closing of the DSP Transaction, our Board and Sumitovant approved the Amended Bye-laws to transfer the aforementioned rights previously held by Roivant to DSP, for so long as DSP holds at least a majority of the voting rights attached to our issued and outstanding common shares.

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CHANGE OF CONTROL

Upon the consummation of the DSP Transaction on December 27, 2019, (i) Sumitovant directly acquired 22,860,013 common shares of the Company, which represents more than a majority of all issued and outstanding common shares of the Company as of the Record Date, as a result of Roivant’s contribution of such shares to Sumitovant; (ii) DSP acquired indirect beneficial ownership of the 22,860,013 common shares of the Company directly held by Sumitovant as a result of its acquisition of all issued and outstanding equity securities of Sumitovant from Roivant; and (iii) Roivant no longer beneficially owns any common shares of the Company.

Because DSP’s acquisition of common shares of the Company owned by Roivant represented only one component of the transactions contemplated by the Transaction Agreement, the parties to the Transaction Agreement did not indicate or assign a specific consideration amount with respect to DSP’s acquisition of control of the Company from Roivant.

Pursuant to the Transaction Agreement, DSP and Roivant agreed that, prior to the closing of the DSP Transaction, Roivant would use its authority pursuant to bye-laws 38 and 41 of the Current Bye-laws to replace any Designated Director appointed by Roivant with candidates chosen by DSP. Accordingly, effective December 27, 2019, Mr. Frank M. Torti, M.D., a Designated Director previously appointed by Roivant, resigned as a director pursuant to a notice delivered to the Company in accordance with bye-law 41.1(d) of the Current Bye-laws. Following the resignation of Mr. Torti, Roivant delivered a notice to the Company in accordance with bye-law 38.4 of the Current Bye-laws designating Dr. Shigeyuki Nishinaka to serve as a Designated Director until a replacement is designated and qualified or his earlier resignation or removal in accordance with the Current Bye-laws. Pursuant to bye-law 38.4 of the Current Bye-laws, Dr. Shigeyuki Nishinaka became a director of the Company upon the delivery of such notice, without the need for any further approval by the Board or the shareholders of the Company.

INTERESTS OF CERTAIN PERSONS ON MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the adoption of the Amended Bye-laws, other than as set forth below and other than the interests held by such persons through their respective beneficial ownership of our common shares set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Ms. Myrtle S. Potter and Dr. Shigeyuki Nishinaka will each be designated to serve on our Board of Directors by DSP and, as such, will have the rights of a Designated Director pursuant to the Amended Bye-laws as described above for so long as DSP holds at least a majority of the voting rights of our issued and outstanding shares, including three votes on all matters presented to the Board and the right to designate themselves as members of any committee of the Board, subject to any requirement that a committee must be comprised of a certain number of independent directors pursuant to applicable laws or stock exchange listing rules.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common shares as of December 30, 2019 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common shares;

•	each of our named executive officers as identified in the summary compensation table contained in our Definitive Proxy Statement on Schedule 14A filed with the SEC on July 29, 2019;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

The percentage ownership information is based upon 30,519,688 of our common shares outstanding as of December 30, 2019.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include common shares issuable pursuant to the exercise of options that are either currently exercisable or exercisable within 60 days after December 30, 2019. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons or entities listed in the table is c/o Urovant Sciences Ltd., Suite 1, 3rd Floor, 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% shareholders
Sumitomo Chemical Co., Ltd. (1)	22,860,013	74.90%
Perceptive Life Sciences Master Fund, Ltd. (2)	1,598,277	5.24
Named executive officers and directors
Keith A. Katkin(3)	1,596,166	4.97%
Cornelia Haag-Molkenteller(4)	247,850	*
Bryan E. Smith(5)	166,950	*
Myrtle S. Potter(6)	75,000	*
Sef P. Kurstjens, M.D., Ph.D(7)	75,000	*
Pierre Legault(8)	75,000	*
James Robinson(9)	75,000	*
Shigeyuki Nishinaka, Ph.D	—	—
All current directors and executive officers as a group (10 persons)(10)	2,518,216	7.62%

*	Represents beneficial ownership of less than 1%.
(1)

Represents the ownership of our common shares as of the Record Date following completion of the DSP Transaction. As reported on a Schedule 13D filed with the SEC by DSP and Sumitovant on January 3, 2020, as of December 27, 2019, 22,860,013 common shares of the Company are directly owned by Sumitovant as a result of Roivant’s contribution of such shares to Sumitovant and are indirectly owned by DSP as a result of its acquisition of all issued and outstanding equity securities of Sumitovant from Roivant, in each case upon closing of the DSP Transaction. Sumitovant is a wholly-owned subsidiary of DSP, which is a majority-owned subsidiary of Sumitomo Chemical Co., Ltd. (“Sumitomo Chemical”). Sumitomo Chemical, DSP and Sumitovant share voting and dispositive power of all common shares owned directly by Sumitovant. The principal business address of Sumitomo Chemical is 27-1, Shinkawa 2-chome, Chuo-ku, Tokyo 104-8260, Japan. The principal business address of DSP and Sumitovant is c/o Sumitomo Dainippon Pharma Co., Ltd., 6-8 Doshomachi 2-Chome, Chuo-ku, Osaka 541-0045, Japan.

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(2)

Solely based on information reported on Schedule 13G filed with the SEC by Perceptive Life Sciences Master Find, Ltd. (“Perceptive Master Fund”), Perceptive Advisors LLC (“Perceptive Advisors”), and Joseph Edelman (“Mr. Edelman”) on June 24, 2019, as of June 13, 2019, 1,598,277 common shares of the Company are directly owned by Master Fund. Perceptive Advisors serves as the investment manager of the Master Fund, and Mr. Edelman is the managing member of Perceptive Advisors. As a result, both Perceptive Advisors and Mr. Edelman may be deemed to beneficially own the securities directly held by the Master Fund. The principal business address of each of Perceptive Master Fund, Perceptive Advisors and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.

(3)	Represents 1,596,166 common shares issuable upon exercise of options that are currently exercisable.
(4)	Represents 247,850 common shares issuable upon exercise of options that are currently exercisable.
(5)	Represents 166,950 common shares issuable upon exercise of options that are currently exercisable.
(6)	Represents 75,000 common shares issuable upon exercise of options that are currently exercisable.
(7)	Represents 75,000 common shares issuable upon exercise of options that are currently exercisable.
(8)	Represents 75,000 common shares issuable upon exercise of options that are currently exercisable.
(9)	Represents 75,000 common shares issuable upon exercise of options that are currently exercisable.
(10)	Represents 2,518,216 common shares issuable upon exercise of options that are currently exercisable.

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OTHER INFORMATION

Additional Information

Our website is www.urovant.com. The contents of our website are not part of this Information Statement. We make our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports available free of charge on our website as soon as reasonably practicable after we file such reports with, or furnish such reports to, the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information. The address of the SEC’s website is www.sec.gov.

We have filed an Annual Report on Form 10-K for our fiscal year ended March 31, 2019 (the “2018 Annual Report”) with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov, and free of charge from us upon request. Exhibits to the 2018 Annual Report are available upon your written request and upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

All requests should be directed to Corporate Secretary at Urovant Sciences, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Information Statement with respect to two or more shareholders sharing the same address by delivering a single copy of the Information Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are Urovant shareholders will be “householding” our Information Statement. A single Information Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Information Statement, please notify your broker or Urovant. Direct your written request to Urovant Sciences Ltd., via mail Attn: Corporate Secretary, at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda or via telephone at +44 (0) 207 400-3347. Shareholders who currently receive multiple copies of the Information Statement at their addresses and would like to request “householding” of their communications should contact their brokers.

Costs

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common shares.

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EXHIBIT A

Amended and Restated

BYE-LAWS

of

Urovant Sciences Ltd.

		Page
INTERPRETATION		1

1.	Definitions	1
SHARES		6

2.	Power to Issue Shares	6
3.	Power of the Company to Purchase its Shares	~~5~~6
4.	Rights Attaching to Shares	6
5.	Calls on Shares	8
6.	Forfeiture of Shares	~~8~~9
7.	Share Certificates	10
8.	Fractional Shares	11
REGISTRATION OF SHARES		11

9.	Register of Members	11
10.	Registered Holder Absolute Owner	~~10~~11
11.	Transfer of Registered Shares	~~10~~11
12.	Transmission of Registered Shares	12
ALTERATION OF SHARE CAPITAL		14

13.	Power to Alter Capital	14
14.	Variation of Rights Attaching to Shares	~~13~~14
DIVIDENDS AND CAPITALISATION		14

15.	Dividends	14
16.	Power to Set Aside Profits	15
17.	Method of Payment	~~14~~15
18.	Capitalisation	16
MEETINGS OF MEMBERS		~~15~~16

19.	Annual General Meetings	~~15~~16
20.	Special General Meetings	~~15~~16
21.	Requisitioned General Meetings	~~15~~16
22.	Notice	16
23.	Giving Notice and Access	~~16~~17
24.	Notice of Nominations and Member Business	~~17~~18
25.	Postponement or Cancellation of General Meeting	~~21~~22
26.	Electronic Participation and Security at General Meetings	~~21~~22
27.	Quorum at General Meetings	22
28.	Chairperson to Preside at General Meetings	~~22~~23
29.	Voting on Resolutions	~~22~~23
30.	Voting on a Poll Required	24
31.	Voting by Joint Holders of Shares	24
32.	Votes of Members	24
33.	Instrument of Proxy	25
34.	Representation of Corporate Member	25
35.	Adjournment of General Meeting	26

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36.	Written Resolutions	~~25~~26
37.	Directors Attendance at General Meetings	~~26~~27
DIRECTORS AND OFFICERS		~~26~~27

38.	Number, Election and Term of Directors	~~26~~27
39.	Alternate Directors	29
40.	Removal of Directors	~~28~~29
41.	Vacancy in the Office of a Director	~~29~~30
42.	Remuneration of Directors	31
43.	Defect in Appointment	~~30~~31
44.	Directors to Manage Business	~~30~~31
45.	Powers of the Board of Directors	~~30~~31
46.	Committees of the Board	~~31~~32
47.	Confidentiality	~~32~~33
48.	Register of Directors and Officers	~~32~~33
49.	Appointment of Officers	~~32~~33
50.	Appointment of Secretary	~~32~~33
51.	Duties of Officers	34
52.	Remuneration of Officers	34
53.	Conflicts of Interest	34
54.	Indemnification and Exculpation of Directors and Officers	~~33~~34
MEETINGS OF THE BOARD OF DIRECTORS		~~34~~35

55.	Board Meetings	~~34~~35
56.	Notice of Board Meetings	36
57.	Electronic Participation in Meetings	36
58.	Representation of Corporate Director	36
59.	Quorum at Board Meetings	~~35~~36
60.	Board to Continue in the Event of Vacancy	~~35~~36
61.	Chairperson to Preside	37
62.	Written Resolutions	37
63.	Validity of Prior Acts of the Board	~~36~~37
CORPORATE RECORDS		~~36~~37

64.	Minutes	~~36~~37
65.	Place Where Corporate Records Kept	38
66.	Form and Use of Seal	38
ACCOUNTS		38

67.	Records of Account	38
68.	Financial Year End	~~37~~38
AUDITS		~~37~~38

69.	Annual Audit	~~37~~38
70.	Appointment of Auditor	39
71.	Remuneration of Auditor	39
72.	Duties of Auditor	39
73.	Access to Records	~~38~~39
74.	Financial Statements and the Auditor’s Report	~~38~~39
75.	Vacancy in the Office of Auditor	40

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VOLUNTARY WINDING-UP AND DISSOLUTION		40

76.	Winding-Up	40
CHANGES TO CONSTITUTION		~~39~~40

77.	Changes to Bye-laws	~~39~~40
78.	Changes to the Memorandum	~~39~~40
79.	Discontinuance	~~39~~40
80.	Business Combinations	~~39~~40
81.	No Duty for Corporate Opportunities	45

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INTERPRETATION

1.	Definitions

1.1	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981;

Affiliate	with respect to any person, any other person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such person, including any general partner, managing member, officer or director of such person or any venture capital, private equity or other investment fund or account now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such person;

Alternate Director	an alternate director appointed in accordance with these ~~Byelaws~~Bye-laws;

Audit Committee	the committee of the Board to which is delegated, inter alia, certain oversight responsibilities with respect to (i) the Company’s corporate accounting and financial reporting processes, (ii) the Company’s systems of internal control over financial reporting and audits of financial statements, (iii) the quality and integrity of the Company’s financial statements and reports, (iv) the qualifications, independence and performance of the registered public accounting firm or firms of certified public accountants engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services and (v) the performance of the Company’s internal audit function and independent auditors and, if the Company does not yet have an internal audit function, the oversight of its design and implementation.

Auditor	includes an individual, company or partnership;

Board	the board of directors of the Company (which may consist of a sole director) appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

Business Day	any day other than a Saturday or Sunday on which banks are open for business in New York, New York, London, United Kingdom, and Bermuda;

Company	the company for which these Bye-laws are approved and confirmed;

Control, Controlled by	the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the issued and outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; provided that notwithstanding the foregoing, such presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;

Designated Stock Exchange	the New York Stock Exchange, The Nasdaq Stock Market LLC, or any other stock exchange on which the Common Shares are listed for trading, for so long as the Common Shares are there listed;

Designated Stock Exchange Rules	the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchange;

Director	a director of the Company and shall include an Alternate Director;

Eligible Member	(i) a Member ~~whose Controlled Shares~~that, together with Shares owned of record by its Affiliates, owns of record Shares that constitute ~~3~~5% or more of the aggregate voting rights of issued and outstanding Shares that are entitled to vote at a general meeting and who has held such Shares for at least three years ~~or (ii) a group of not more than twenty (20) Members whose Controlled Shares that, in each case, have been held for at least three years and constitute, in aggregate, 3% or more of the aggregate voting rights of issued and outstanding Shares that are entitled to vote at a general meeting of the Company~~;

Exchange Act	the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder;

~~IPO~~Independent Director	~~the underwritten initial public offering of equity securities of the Company or any corporate successor thereto (it being understood that an IPO shall not include a registration effected solely to implement an employee benefit plan, a merger or other business combination or a registration on Form S-4, Form S-8 or any substantially equivalent or successor form thereto)~~means a Director who is an independent director, as defined in the Designated Stock Exchange Rules, and as determined by the Board;

Member	the person registered in the Register of Members as the holder of Shares and, when two or more persons are so registered as joint holders of Shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

Memorandum	the Memorandum of Association of the Company;

~~Independent Director~~	~~means a Director who is an independent director, as defined in the Designated Stock Exchange Rules, and as determined by the Board;~~

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office at the Company;

~~Roivant~~Principal Executive Officer

the person appointed initially by the provisional directors and from time to time by the Board to perform any or all of the duties of principal executive officer of the Company;~~Roivant Sciences Ltd. or any parent or wholly owned~~

~~Subsidiary thereof;~~

Register of Directors and Officers	the register of directors and officers referred to in Bye-law 48;

Register of Members	the register of Members referred to in Bye-law 9;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary	the person appointed initially by the provisional directors and from time to time by the Board to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

Securities Act	the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder;

Shares	(a) the Common Shares and (b) any other class of equity securities issued by the Company;

Subsidiary	with respect to any specified person, any other person (a) Controlled by such first person or (b) of which at least a majority of the securities or ownership interests having by their terms ordinary voting rights to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or ~~controlled~~Controlled by such first person and/or by one or more of its Subsidiaries;

Sumitomo	Sumitomo Dainippon Pharma Co., Ltd. or any parent or wholly-owned Subsidiary thereof;

Transfer	with respect to a Share or Shares, (a) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Share or Shares or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (b) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Share or Shares, or any participation or interest therein or any agreement or commitment to do any of the foregoing, and includes the purchase by the Company of Shares for cancellation or as Treasury Shares (“Transferor” and “Transferee” shall have their correlative meanings);

Treasury Shares	Shares that were or are treated as having been acquired and held by the Company and has been held continuously by the Company since ~~it was~~they were so acquired and ~~has~~have not been cancelled; and

Trigger Date	the first date on which ~~Roivant~~Sumitomo ceases to hold at least ~~25%~~a majority of the aggregate voting rights attaching to issued and outstanding Shares.

1.2	Each of the following terms is defined in the Bye-law set forth opposite such term below:

TERM	BYE-LAW
Chairperson	38.5
Committee	46.1
Common Shares	4.1
Derivative Instrument	24.1	(c)(iv)
Indemnified Party	54.1
Instrument of Transfer	11.1
Interested Director	53.2
Other Investments	81
Preference Shares	2.2
Qualified Group	81
Renounced Business Opportunity	81
~~Roivant~~Sumitomo Director	38.2

1.3	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:

(i)	“may” shall be construed as permissive; and

(ii)	“shall” shall be construed as imperative;

(e)	a reference to a statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)	the words “include” and “including” and variations thereof shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”;

(g)	the word “corporation” means a corporation whether or not a company within the meaning of the Act; and

(h)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.4

In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.5	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.	Power to Issue Shares

2.1

Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing Shares or class of Shares, the Board shall have the power to issue any unissued Shares on such terms and conditions as it may determine and any Shares or class of Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Company may by resolution of the Members prescribe.

2.2

Subject to the Act and these Bye-laws, any preference shares of the Company (“Preference Shares”) may be issued or converted into Shares of any other class or classes, that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

2.3

Notwithstanding the foregoing or any other provision of these Bye-laws, the Company may not issue any Shares in a manner that the Board determines in its sole discretion may result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its Subsidiaries or any direct or indirect holder of Shares or its Affiliates.

3.	Power of the Company to Purchase its Shares

3.1	The Company may purchase its own Shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own Shares in accordance with the Act.

3.3

Notwithstanding the foregoing or any other provision of these Bye-laws, any such purchase or acquisition may not be made if the Board determines in its sole discretion that the purchase or acquisition may result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its Subsidiaries or any direct or indirect holder of Shares or its Affiliates.

4.	Rights Attaching to Shares

4.1

Subject to any resolution of the Members to the contrary (and without prejudice to any special rights conferred thereby on the holders of any other Shares), the share capital shall comprise shares of a single class (the “Common Shares”) the holders of which, subject to these Bye-laws, shall be, in respect of their Common Shares:

(a)	entitled to one vote per Common Share;

(b)	entitled to such dividends as the Board may from time to time declare;

(c)

entitled to the surplus assets of the Company in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital; and

(d)	generally entitled to enjoy all of the rights attaching to Shares.

4.2

The Board is authorized to provide for the creation and issuance of Preference Shares in one or more series, and to establish from time to time the number of Preference Shares to be included in each such series of Preference Shares, and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the Preference Shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares with prior ranking shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)	the number of Preference Shares constituting such series and the distinctive designation of such series;

(b)

the dividend rate on the Preference Shares of such series, whether dividends are cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on Preference Shares of such series;

(c)	whether such series has voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d)

whether such series has conversion or exchange privileges (including conversion into Common Shares) and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)

whether or not the Preference Shares of that series are redeemable or repurchasable and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting Preference Shares for redemption or repurchase if less than all Preference Shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchasable and the amount per Preference Share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)	whether such series has a sinking fund for the redemption or repurchase of Preference Shares of such series, and, if so, the terms and amount of such sinking fund;

(g)

the right of the Preference Shares of such series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any of its Subsidiaries, upon the issue of any additional Shares (including additional Preference Shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any of its Subsidiaries of any Shares;

(h)

the rights of the Preference Shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of Preference Shares of such series;

(i)	the rights of holders of such series to elect or appoint Directors; and

(j)	any other relative participating, optional or other special rights, qualifications, limitations or restrictions of such series.

4.3

Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for Shares of any other class or classes shall have the status of authorized and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

4.4

At the discretion of the Board, whether or not in connection with the issuance and sale of any Shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any Shares, option rights, securities having conversion or option rights or obligations on such terms, conditions and other provisions as are fixed by the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other Shares, option rights, securities having conversion or option rights or obligations of the Company or ~~transferee~~Transferee of the person or persons from exercising, converting, ~~transferring~~Transferring or receiving the Shares, option rights, securities having conversion or option rights, or obligations.

4.5

All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Calls on Shares

5.1

The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the Shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2

Any amount which by the terms of allotment of a Share becomes payable upon issue or at any fixed date, whether on account of the nominal value of the Share or by way of premium, shall for ~~all~~the purposes ~~under~~of these ~~bye-laws~~Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in the case of non-payment all the relevant provisions of these Bye-laws as to forfeiture, payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

5.3	The joint holders of a Share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

5.4	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any Shares held by such Member, although no part of that amount has been called up or become payable.

6.	Forfeiture of Shares

6.1

If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any Shares allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call

Urovant Sciences Ltd. (the “Company”)

You have failed to pay the call of [amount of call] made on [date] in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [date]

[Signature of Secretary] By Order of the Board

6.2

If the requirements of the notice delivered pursuant to Bye-law 6.1 are not complied with, any Share referred to in such notice may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such Share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

6.3

A Member whose Share or Shares have been forfeited pursuant to Bye-law 6.2 shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such Share or Shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

6.4

The Board may accept the surrender of any Shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered Share shall be treated as if it had been forfeited.

7.	Share Certificates

7.1

Every Member shall be entitled to a certificate under the common seal (or a facsimile thereof) of the Company or bearing the signature (or a facsimile thereof) of a Director or Secretary or a person expressly authorized to sign specifying the number and, where appropriate, the class of Shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such Shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

7.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the Shares have been allotted.

7.3

If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

7.4	Notwithstanding any provisions of these Bye-laws:

(a)

the Directors shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements they may, in their absolute discretion, think fit in relation to the evidencing of title to and ~~transfer~~Transfer of uncertificated Shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or ~~transfer~~Transfer of Shares in uncertificated form;

(b)

unless otherwise determined by the Directors and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any Share for so long as the title to that Share is evidenced otherwise than by a certificate and for so long as ~~transfers~~Transfers of that Share may be made otherwise than by a written instrument.

8.	Fractional Shares

The Company may issue Shares in fractional denominations and deal with such fractions to the same extent as its whole Shares and Shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole Shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up or dissolution of the Company.

REGISTRATION OF SHARES

9.	Register of Members

9.1	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

9.2

The Register of Members shall be open to inspection without charge at the registered office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any Share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.	Transfer of Registered Shares

11.1	An instrument of Transfer (an “Instrument of Transfer”) shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

Urovant Sciences Ltd. (the “Company”)

FOR VALUE RECEIVED .................... [amount], I, [name of transferor], hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Signed by:	In the presence of:

Transferee	Witness

11.2

An Instrument of Transfer shall be signed by (or, in the case of a party that is not a natural person, on behalf of) the Transferor and Transferee; provided, that, in the case of a fully-paid Share, the Board may accept the instrument signed by or on behalf of the Transferor alone. The Transferor shall be deemed to remain the holder of such Share until the same has been registered as having been Transferred to the Transferee in the Register of Members.

11.3

The Board may refuse to recognise any Instrument of Transfer unless it is accompanied by the certificate in respect of the Shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the Transferor to make the Transfer.

11.4

The joint holders of any Share may Transfer such Share to one or more of such joint holders, and the surviving holder or holders of any Share previously held by them jointly with a deceased Member may Transfer any such Share to the executors or administrators of such deceased Member.

11.5

The Board may in its absolute discretion and without assigning any reason therefor refuse to register a Transfer of a Share that is not fully paid up. The Board shall refuse to register a Transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a Transfer, the Secretary shall, within 10 Business Days after the date on which the Transfer was lodged with the Company, send to the Transferor and ~~transferee~~Transferee notice of the refusal.

11.6

Any Transfer or attempted Transfer in violation of any provision of these Bye-laws shall be void, and the Company shall not record such purported Transfer in the Register of Members or treat any purported Transferee of such Shares as the owner of such Shares for any purpose.

11.7	Shares may be ~~transferred~~Transferred without a written instrument if ~~transferred~~Transferred by an appointed agent or otherwise in accordance with the Act.

11.8

Notwithstanding anything to the contrary in these Bye-laws, any Shares of a class that is listed or admitted to trading on the Designated Stock Exchange may be Transferred in accordance with the Designated Stock Exchange Rules.

12.	Transmission of Registered Shares

12.1

In the case of the death of a Member, the survivor or survivors, where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member, where the deceased Member was a sole holder, shall be the only persons recognised by the

Company as having any title to the deceased Member’s interest in the Shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any Shares which had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law 12.1, the term “legal personal representative” means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the Shares of a deceased Member.

12.2

Any person becoming entitled to any Shares in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a Transferee of such Share, and in such case the person becoming entitled to such Shares shall execute in favour of such nominee an Instrument of Transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

Urovant Sciences Ltd. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]

Signed by: Transfer	In the presence of: Witness

Signed by: Transferor	In the presence of: Witness

12.3

On the presentation of the materials set forth in Bye-law 12.2 to the Board, accompanied by such evidence as the Board may require to prove the title of the Transferor, the Transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a Transfer of the Shares by that Member before such Member’s death, bankruptcy or litigation, as the case may be.

12.4

Where two or more persons are registered as joint holders of a Share or Shares, then in the event of the death of any joint holder or holders, the remaining joint holder or holders shall be absolutely entitled to such Share or Shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.	Power to Alter Capital

The Company may, if authorised by resolution of the Members, increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration or reduction of share capital, fractions of any Shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.	Variation of Rights Attaching to Shares

14.1

If, at any time, the share capital is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued Shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the Shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued Shares of the class. In the case the Company has only one Member, one Member present in person or by proxy shall constitute the necessary quorum. The rights conferred upon the holders of any Preference Shares shall not, unless otherwise expressly provided by the terms of issue of such Preference Shares, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

14.2

Notwithstanding the foregoing or any other provision of these Bye-laws, the Company shall not vary or alter the rights attaching to any class of Shares if the Board determines in its sole discretion that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any Subsidiary of the Company, or any direct or indirect holders of Shares or its Affiliates may result from such variation.

DIVIDENDS AND CAPITALISATION

15.	Dividends

15.1

The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of Shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

15.2	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

15.3	The Company may pay dividends in proportion to the amount paid up on each Share where a larger amount is paid up on some Shares than on others.

15.4

The Board may, subject to these Bye-laws and in accordance with the Act, declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company (unless otherwise provided by the terms of issue of any Shares).

16.	Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose (unless otherwise provided by the terms of issue of any Shares).

17.	Method of Payment

17.1

Any dividend, interest, or other monies payable in cash in respect of a Share may be paid by check, wire transfer or draft sent through the post directed to the Member at such Member’s address in the Register of Members, or to such person and to such address as the holder may in writing direct.

17.2

In the case of joint holders of Shares, any dividend, interest or other monies payable in cash in respect of such Shares may be paid by check, wire transfer or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any Shares any one can give an effectual receipt for any dividend paid in respect of such Shares.

17.3	The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

17.4

Any dividend and/or other monies payable in respect of a Share that has remained unclaimed for six years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other monies payable in respect of a Share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.

17.5

The Company shall be entitled to cease sending dividend checks and warrants by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions or, following one such occasion, reasonable inquiries have failed to establish the Member’s new address. The entitlement conferred on the Company by this Bye-law 17.5 in respect of any Member shall cease if the Member claims a dividend or cashes a dividend check or warrant.

18.	Capitalisation

18.1

The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued Shares to be allotted as fully paid bonus shares pro rata to the Members.

18.2

The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid Shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.	Annual General Meetings

Notwithstanding the provisions of the Act entitling the Members of the Company to elect to dispense with the holding of an annual general meeting, an annual general meeting of the Company shall be held in each year at such time and place as the Principal Executive Officer or the Chairperson, any two Directors, any Director and the Secretary, or the Board shall appoint.

20.	Special General Meetings

The Board, the Principal Executive Officer or the Chairperson, any two Directors, any Director and the Secretary, or the Board may convene a special general meeting whenever in their judgment such a meeting is necessary or appropriate.

21.	Requisitioned General Meetings

The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than 10% of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

22.	Notice

22.1

At least 14 days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat and, as far as practicable, the other business to be conducted at the meeting.

22.2

At least 10 days’ notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time and place at which the meeting is to be held and the general nature of the business to be considered at the meeting.

22.3	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

22.4

A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the Shares giving a right to attend and vote thereat in the case of a special general meeting.

22.5

The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

23.	Giving Notice and Access

23.1	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery;

(b)

by sending it by post to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail;

(c)

by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service;

(d)

by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it was transmitted;

(e)

by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met; or

(f)	in accordance with Bye-law 23.4.

23.2

Any notice required to be given to a Member shall, with respect to any Shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such Shares.

23.3

In proving service under clauses (b), (c) and (d) of Bye-law 23.1, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier or transmitted by electronic means.

23.4

Where a Member indicates his, her or its consent (in a form and manner satisfactory to the Board) to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Board may deliver such information or documents by notifying the Member of their availability and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

23.5

In the case of information or documents delivered in accordance with Bye-law 23.4, service shall be deemed to have occurred when (i) the Member is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

24.	Notice of Nominations and Member Business

24.1	Annual General Meetings.

(a)

Subject to ~~Roivant’s~~Sumitomo’s right to appoint two Directors prior to the Trigger Date pursuant to Bye-law 38, nominations of persons for election as a Director (other than a ~~Roivant~~Sumitomo Director) or the proposal of other business to be transacted by the Members may be made at an annual general meeting only (i) pursuant to the Company’s notice of meeting (or any supplement thereto), subject to Bye-law 38, (ii) by or at the direction of the Board, subject to Bye-law 38, or (iii) subject to any applicable law (including as provided for in Bye-law 24.1(e), in the case of proposals of any business other than in respect of Director nominations), by any Eligible Member of record at the time of giving of notice as provided for in this Bye-law 24.1 who complies with the notice procedures set forth in this Bye-law 24.1.

(b)

Subject to ~~Roivant’s~~Sumitomo’s right to appoint two Directors prior to the Trigger Date pursuant to Bye-law 38, for Director nominations (other than ~~Roivant~~Sumitomo Directors) or other business to be properly brought before an annual general meeting by an Eligible Member pursuant to clause (iii) of Bye-law 24.1(a), the Eligible Member must have given timely notice thereof in writing to the Secretary and any such proposed business must constitute a proper matter for Member action. To be timely, an Eligible Member’s notice shall be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided, that in the event that the date of the annual general meeting is called for a date that is not less than 30 days before or after such anniversary then to be timely such notice must be received at the registered office of the Company not later than 10 days following the earlier of (x) the date on which notice of the annual general meeting was posted to shareholders or, (y) if and as applicable, the date on which public announcement (as defined below) of the date of the annual general meeting was made. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of an Eligible Member’s notice as described above. For purposes of this Bye-law 24.1(b) and Bye-law 24.2, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Business Wire, Bloomberg or any comparable national news service in the United States or, as and when applicable, in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(c)

~~A~~An Eligible Member’s notice to the Secretary shall set forth (x) as to each person whom the Eligible Member proposes to nominate for election or re-election as a Director (other than a ~~Roivant~~Sumitomo Director), all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, as and when applicable, in each case pursuant to Section 14(a) of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected), (y) as to any other business that the Eligible Member proposes to bring before the general meeting, a brief description of the business desired to be brought before the general meeting, the text of the proposal or business, the reasons for conducting such business at the general meeting and any material interest in such business of such Eligible Member and the beneficial owner, if any, on whose behalf the proposal is made, and (z) as to the Member giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(i)	the name and address of such Member (as they appear in the Register of Members) and any such beneficial owner;

(ii)	the class or series and number of Shares which are held of record or are beneficially owned by such Member and by any such beneficial owner;

(iii)

a description of any agreement, arrangement or understanding between or among such Member and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business;

(iv)

a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, share appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting rights of, such Member or any such beneficial owner or any such nominee with respect to the Company’s securities (a “Derivative Instrument”);

(v)

to the extent not disclosed pursuant to clause (iv) of this Bye-law 24.1(c), the principal amount of any indebtedness of the Company or any of its Subsidiaries beneficially owned by such Member or by any such beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such Member or such beneficial owner relating to the value or payment of any indebtedness of the Company or any such Subsidiary;

(vi)

a representation that the Member is a holder of record of Shares entitled to vote at such general meeting and intends to appear in person or by proxy at the general meeting to bring such nomination or other business before the general meeting; and

(vii)

a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the aggregate voting rights attaching to issued outstanding Shares required to approve or adopt the proposal or to elect each such nominee and/or (B) otherwise to solicit proxies from Members in support of such proposal or nomination.

(d)

If requested by the Company, the information required under clauses (ii), (iii), (iv) and (v) of Bye-law 24.1(c) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for notice of the general meeting to disclose such information as of such record date;

(e)

Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Bye-law 24.1 other than a Director nomination shall be deemed satisfied by a Member if such Member has submitted a proposal to the Company in compliance with Rule 14a-8 promulgated under the Exchange Act, as and when applicable to the Company.

24.2	Special General Meetings.

(a)

Only such business shall be conducted at a special general meeting as shall have been brought before the general meeting in accordance with the Company’s notice of meeting pursuant to Bye-laws 22 and 23.

(b)

Subject to ~~Roivant’s~~Sumitomo’s right to appoint two Directors prior to the Trigger Date pursuant to Bye-law 38, nominations of persons for election as Directors (other than ~~Roivant~~Sumitomo Directors) or the proposal of other business to be transacted at a special general meeting may be made (i) by or at the direction of the Board or (ii) subject to any applicable law, by any Eligible Member of record at the time of giving of notice who complies with the notice procedures set forth in this Bye-law 24.

(c)

For nominations to be properly brought before a special general meeting by a Member pursuant to Bye-law 24.2(b)(ii), the Eligible Member must have given timely notice thereof in writing to the Secretary. To be timely, ~~a~~an Eligible Member’s notice and nominations of persons for election as Directors (other than ~~Roivant~~Sumitomo Directors) shall specify whether those persons nominated are nominated as replacements of existing Directors (other than ~~Roivant~~Sumitomo Directors) and, if so, which such Directors they are proposed to replace and shall be (i) in the case of a requisition of a special general meeting made under Bye-law 21, set out in such Eligible Member’s requisition or (ii) in any other case, delivered to or mailed and received at the registered office of the Company not later than seven days following the earlier of (x) the date on which notice of the special general meeting was posted to shareholders or (y) as and when applicable, the date on which public announcement of the date of the special general meeting was made.

(d)	~~A~~An Eligible Member’s notice to the Secretary, including any notice of requisition pursuant to Bye-law 21, shall comply with the notice requirements of Bye-law 24.1(c) and Bye-law 24.1(d).

(e)

Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Bye-law 24.2 other than a Director nomination shall be deemed satisfied by a Member if such Member has submitted a proposal to the Company in compliance with Rule 14a-8 promulgated under the Exchange Act, as and when applicable to the Company.

24.3	General

(a)

At the request of the Board, any person nominated by the Board for election as a Director (other than a ~~Roivant~~Sumitomo Director) shall furnish to the Secretary the information that is required to be set forth in a Member’s notice of nomination pursuant to Bye-law 24.1(c).

(b)

The chairperson of the general meeting shall, if the facts warrant, determine and declare to the general meeting that a nomination was not made in accordance with the procedures prescribed by these Bye-laws or that business was not properly brought before the general meeting, and if he or she should so determine and declare, the defective nomination shall be disregarded or such business shall not be transacted, as the case may be.

(c)

Notwithstanding the foregoing provisions of this Bye-law 24, unless otherwise required by the Act, if the Eligible Member (or a qualified representative of the Member) does not appear at the annual or special general meeting to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Bye-law 24.3, to be considered a qualified representative of the Eligible Member, a person must be a duly authorized officer, manager or partner of such Member or must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the general meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting.

24.4

Without limiting the foregoing provisions of this Bye-law 24, a Member shall also comply with, when and as applicable, all applicable requirements of the Exchange Act with respect to the matters set forth in this Bye-law 24; provided, that any references in these Bye-laws to the Exchange Act are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Bye-law, and compliance with Bye-law 24.1 or Bye-law 24.2 shall be the exclusive means for a Member to make nominations or submit other business (other than as provided in Bye-law 24.1(e)).

25.	Postponement or Cancellation of General Meeting

The Secretary may, and on instruction from the Chairperson or the Principal Executive Officer, shall postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws); provided, that notice of such postponement or cancellation is given to the Members before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to each Member in accordance with these Bye-laws.

26.	Electronic Participation and Security at General Meetings

26.1

Members may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

26.2

The Board may, and at any general meeting, the chairperson of such meeting may, make any arrangement and impose any requirement or restriction he, she or it considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairperson of such meeting, are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

27.	Quorum at General Meetings

27.1

At any general meeting, the holders of Shares representing a majority of the aggregate voting rights of the issued and outstanding Shares present in person or represented by proxy throughout the meeting and entitled to vote thereat, shall form a quorum for the transaction of business; provided, that for the purposes of voting on a matter that requires the approval of any class of Shares voting as a separate class (including pursuant to ~~Byelaw~~Bye-law 14), the presence in person or representation by proxy of holders constituting a majority of the Shares entitled to vote shall be necessary to constitute a quorum for the transaction of business relating to such matter.

27.2

If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

28.	Chairperson to Preside at General Meetings

Unless otherwise agreed by the holders of a majority of the aggregate voting rights of the issued and outstanding Shares represented at the meeting and entitled to vote thereat, the Chairperson shall act as chairperson of the meeting at all general meetings at which such person is present. In their absence a chairperson of the meeting shall be appointed or elected by the holders of a majority of the aggregate voting rights of the issued and outstanding Shares represented at the meeting and entitled to vote thereat.

29.	Voting on Resolutions

29.1

Subject to these Bye-laws and the Act (except to the extent superseded by Bye-law 29.2), any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting; provided, that for the purposes of voting on a matter that requires the approval of any class of Shares voting as a separate class, such question shall be decided by the affirmative votes of a majority of the votes cast by such class of Shares (a quorum of such class being present in person or by proxy). Neither abstentions nor broker non-votes shall be counted as votes cast for or against such matter. In the case of an equality of votes the resolution shall fail.

29.2

Any resolution proposed for consideration at any general meeting to approve the amalgamation or merger of the Company with any other person, wherever incorporated or organized, shall require (other than in respect of any amalgamation or merger constituting a Business Combination to which the restrictions in Bye-law 80 shall apply) the affirmative votes of the holders of at least ~~75~~66 2⁄3% of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting, and the quorum for such meeting shall be that required by Bye-law 27.

29.3	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all Shares held by such Member.

29.4

At any general meeting if an amendment is proposed to any resolution under consideration and the chairperson of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

30.	Voting on a Poll Required

30.1	At any meeting of the Members, a resolution put to the vote of a general meeting shall, in each instance, be voted upon by a poll.

30.2

Every person present at a general meeting shall have the number of votes to which the aggregate of all of the Shares of which such person is the holder or for which such person holds a proxy entitles such person and such votes shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairperson of the meeting may direct, and the result of such poll shall be deemed to be the resolution of the meeting. A person entitled to more than one vote need not use all of such person’s votes or cast all such votes in the same way.

30.3

If requested by any Member, a poll for the purpose of electing a chairperson of the meeting or on a question of adjournment shall be taken forthwith. A poll on any other question shall be taken at such time and in such manner during such meeting as the chairperson (or acting chairperson) of the meeting may direct.

30.4

Each person physically present and entitled to vote at a general meeting shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his or her vote in such manner as the chairperson of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by persons appointed by the chairperson of the meeting for that purpose and the result of the poll shall be declared by the chairperson of the meeting.

31.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

32.	Votes of Members

Subject to any rights and restrictions for the time being attached to any class or classes or series of Shares, every Member shall have one vote for each Share carrying the right to vote on the matter in question of which it, he or she is the holder.

33.	Instrument of Proxy

33.1

An instrument appointing a proxy shall be by (a) an instrument appointing a proxy in writing in substantially the following form or such other form as the Board may determine from time to time or the chairperson of the meeting shall accept:

Proxy

Urovant Sciences Ltd. (the “Company”)

I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him/her, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]

Signed this [date]

Member(s)

or (b) such telephonic, electronic or other means as may be approved by the Board from time to time.

33.2

The instrument appointing a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.

33.3	A Member who is the holder of two or more Shares may appoint more than one proxy to represent such Member and vote on such Member’s behalf in respect of different Shares.

33.4	The decision of the chairperson of any general meeting as to the validity of any appointment of a proxy shall be final.

34.	Representation of Corporate Member

34.1

A Member that is a corporation may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the Member which such person represents as that Member could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

34.2

Notwithstanding the foregoing, the chairperson of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

35.	Adjournment of General Meeting

35.1

The chairperson of any general meeting at which a quorum is present may, with the consent of Members holding Shares representing a majority of the voting rights of the Company represented in person or by proxy (and shall, if so directed by Members holding a majority of the voting rights of such Members), adjourn the meeting.

35.2

In addition, the chairperson of the meeting may adjourn the meeting to another time and place without such consent or direction if it appears to him or her that (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present, (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting or (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

35.3

Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

36.	Written Resolutions

36.1

Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may be done without a meeting by written resolution in accordance with this Bye-law 36.

36.2

Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Members who would be entitled to attend a meeting and vote ~~thereon~~on the resolution in the same manner as that required for a notice of a meeting of Members at which time the resolution could have been considered, except that any requirement of the Act or in these Bye-laws as to the length of notice period shall not apply. Notice need not be given to any Member that has waived its right to receive notice pursuant to this Bye-law 36. The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

36.3

A written resolution is passed when it is signed by (or in the case of a Member that is not a natural person, on behalf of) Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

36.4	A resolution in writing may be signed in any number of counterparts.

36.5	A resolution in writing made in accordance with this Bye-law 36 is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of

Members, as the case may be (provided that (i) any such resolution shall be valid only if the signature of the last Member to sign is affixed outside the United States (unless the Board dispenses with this requirement), and (ii) the Board may declare such resolution to be invalid if the Board determines that the use of a resolution in writing would result in a non-de minimis adverse tax, regulatory or legal consequence to the Company, any Subsidiary of the Company, or any direct or indirect holder of Shares or its Affiliates), and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

36.6	A resolution in writing made in accordance with this Bye-law 36 shall constitute minutes for the purposes of the Act.

36.7	This Bye-law 36 shall not apply to a resolution passed to remove a Director or an Auditor from office before the expiration of his, her or its term of office.

36.8

For the purposes of this Bye-law 36, the effective date of the resolution is the date when the resolution is signed by (or in the case of a Member that is not a natural person, on behalf of) the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law 36, a reference to such date.

37.	Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

38.	Number, Election and Term of Directors

38.1

The Board shall be elected or appointed in the first place at the statutory meeting of the Company and thereafter, except in the case of a casual vacancy, at the annual general meeting or at any special general meeting called for that purpose.

38.2

The size of the Board shall be fixed from time to time hereafter by the Board; provided, that prior to the Trigger Date, (x) the Board shall consist of no less than five and no more than seven Directors, (y) ~~Roivant~~Sumitomo shall, pursuant to Bye-laws 38.3, have the right to designate and appoint to the Board two Directors as “~~Roivant~~Sumitomo Directors”, and each Director designated and appointed by ~~Roivant~~Sumitomo as such (each, a “~~Roivant~~Sumitomo Director”) shall be entitled to cast three votes on each matter presented to the Board or any Committee thereof (other than the Audit Committee); provided, further, that on or after the Trigger Date, each Director (including each Director that was a ~~Roivant~~Sumitomo Director prior to the Trigger Date) shall be entitled to cast one vote on each matter presented to the Board or any Committee thereof. Each Director shall hold office for such term as may be determined by resolution approved by the affirmative vote in general meeting of the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting to elect that Director; provided that prior to the Trigger Date, ~~Roivant~~Sumitomo may determine the term of any ~~Roivant~~Sumitomo Director. In the absence of a determination pursuant to this

Bye-law 38.2, each Director’s term shall last until the next annual general meeting at which his or her successor is elected or appointed pursuant to Bye-law 38.3 or his or her office is otherwise vacated. Following the Trigger Date, the term of each ~~Roivant~~Sumitomo Director appointed prior to the Trigger Date shall last until the next annual general meeting at which his or her successor is elected or appointed pursuant to Bye-law 38.3 or his or her office is otherwise vacated. Notwithstanding the designation and appointment of ~~Roivant~~Sumitomo Directors, ~~Roivant~~Sumitomo may, as applicable, nominate and, together with the holders of a majority of the aggregate voting rights of issued and outstanding Shares voting at a meeting, elect Directors who shall not be ~~Roivant~~Sumitomo Directors.

38.3

Each initial Director shall be elected by the affirmative vote in general meeting of a majority of the aggregate voting rights of issued and outstanding Shares entitled to vote thereon and voting at the meeting, or, if a ~~Roivant~~Sumitomo Director, shall be appointed by ~~Roivant~~Sumitomo pursuant to this Bye-law 38. Upon the expiration of the term of any Director, his or her replacement shall be nominated, or appointed, as follows:

(a)

Prior to the Trigger Date, ~~Roivant~~Sumitomo shall have the right to appoint two ~~Persons~~persons to stand for election as Directors to the Board, without the requirement for any further vote or approval by the Members or the Board, and who shall each be entitled to cast three votes on each matter presented to the Board;

(b)

Prior to the Trigger Date, (i) Eligible Members, pursuant to Bye-law 24, or (ii) the Board, or the nominating and corporate governance committee of the Board if so designated by the Board, shall have the right to nominate the ~~Persons~~persons who shall stand for election as Directors for the remainder of the places then available for election to the Board (excluding the ~~Roivant~~Sumitomo Directors), and who shall, if elected, each be entitled to cast one vote on each matter presented to the Board or any Committee thereof;

(c)

On or after the Trigger Date, (i) Eligible Members, pursuant to Bye-law 24, or (ii) the Board, or the nominating and corporate governance committee of the Board if so designated by the Board, shall have the right to nominate the ~~Persons~~persons who shall stand for election as Directors for all places then available for election to the Board and who shall, if elected, each be entitled to cast one vote on each matter presented to the Board or any Committee thereof.

Each Director so nominated, other than any ~~Roivant~~Sumitomo Director appointed pursuant to ~~Byelaw~~Bye-law 38.3(a), shall be elected by the affirmative vote in general meeting of the holders of a majority of the aggregate voting rights of issued and outstanding Shares entitled to vote thereon and voting at the meeting. The persons receiving the most votes (up to the number of Directors to be elected, other than ~~Roivant~~Sumitomo Directors) shall be elected as Directors, and in each case receipt of an absolute majority of the votes cast shall not be a prerequisite to the election of any Director.

38.4

All designations and appointments of ~~Roivant~~Sumitomo Directors by ~~Roivant~~Sumitomo, and the determination of the term of ~~Roivant~~Sumitomo Directors by ~~Roivant~~Sumitomo shall become effective upon the delivery by ~~Roivant~~Sumitomo of a duly executed notice to the Company, without the requirement for any further vote or approval by Members or the Board. ~~Roivant~~Sumitomo may not transfer or otherwise delegate or give a proxy to any third party with respect to its right to appoint ~~Roivant~~Sumitomo Directors, provided, however, that the remaining ~~Roivant~~Sumitomo Director may appoint a ~~Roivant~~Sumitomo Director to fill a vacancy in a like manner.

38.5

The Directors shall elect, from among their number, the chairperson of the Board (the “Chairperson”); provided that, prior to the Trigger Date, the Chairperson shall be a ~~Roivant~~Sumitomo Director designated in writing by duly executed notice from ~~Roivant~~Sumitomo to the Company.

39.	Alternate Directors

39.1	Any Director may appoint a ~~Person~~person or ~~Persons~~persons to act as a Director in the alternative to himself or herself by notice deposited with the Secretary.

39.2

Any ~~Person~~person appointed pursuant to this Bye-law 39 shall have all the rights and powers of the Director or Directors for whom such person is elected or appointed in the alternative, provided that such person shall not be counted more than once in determining whether or not a quorum is present.

39.3

An Alternate Director shall be entitled to receive notice of all Board meetings and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

39.4	An Alternate Director’s office shall terminate:

(a)	on the occurrence in relation to the Alternate Director of any event which, if it occurred in relation to his appointor, would result in the termination of the appointor’s directorship; or

(b)	when the Alternate Director’s appointor revokes the appointment by notice to the Company in writing specifying when the appointment is to terminate; or

(c)	if the Alternate Director’s appointor ceases for any reason to be a Director.

40.	Removal of Directors

40.1	Subject to subsections (a) through (c) of Bye-law 41:

(a)

Prior to the Trigger Date, any ~~Roivant~~Sumitomo Directors may be removed, with or without cause, only by ~~Roivant~~Sumitomo, by duly executed notice to the Company, which is effective upon the delivery by ~~Roivant~~Sumitomo to the Company, without the requirement for any further vote or approval by the Members or the Board;

(b)

Prior to the Trigger Date, any Director (other than a ~~Roivant~~Sumitomo Director) may be removed with or without cause (i) by a notice to that effect signed by the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon, which is effective upon delivery to the Company, without the requirement for any further vote or approval by the Members or the Board, and in such case section 93 of the Act shall not apply, or (ii) pursuant to a resolution approved by the affirmative vote in a general meeting of the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting, to which the requirements of section 93 of the Act apply; and

(c)

On or after the Trigger Date, any Director may be removed with or without cause (i) by a notice to that effect signed by the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon, which is effective upon delivery to the Company, without the requirement for any further vote or approval by the Members or the Board, and in such case section 93 of the Act shall not apply, or (ii) pursuant to a resolution approved by the affirmative vote in a general meeting of the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting, to which the requirements of section 93 of the Act apply.

40.2

If a Director (other than, prior to the Trigger Date, a ~~Roivant~~Sumitomo Director) is removed from the Board under subsections (b) or (c) of Bye-law 40.1, the vacancy may be filled pursuant to a resolution approved by the affirmative vote of the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting and a Director so appointed shall hold office until the earliest of (i) the next annual general meeting, (ii) the date such Director’s term ends pursuant to Bye-law 38.2 and (iii) the date such Director’s office is otherwise vacated.

41.	Vacancy in the Office of a Director

41.1	The office of a Director shall be vacated immediately, even though prior to the expiration of his or her term, if the Director:

(a)	is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his or her creditors generally;

(c)	is or becomes of unsound mind or dies;

(d)	resigns his or her office by notice to the Company; or

(e)	is removed from office pursuant to Bye-law 40.

41.2

Until the Trigger Date, only ~~Roivant~~Sumitomo or the remaining ~~Roivant~~Sumitomo Director (pursuant to the procedures set forth in Bye-law 38.4) shall have the power to appoint any ~~Person~~person as a ~~Roivant~~Sumitomo Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification, removal or resignation of any ~~Roivant~~Sumitomo Director prior to the expiration of his or her term. A ~~Roivant~~Sumitomo Director appointed by the remaining ~~Roivant~~Sumitomo Director to fill a vacancy shall hold office until the earlier of (i) the next annual general meeting, or (ii) the date such ~~Roivant~~Sumitomo Director’s office is otherwise vacated.

41.3

At any time, the Board, by a majority vote, shall have the power to appoint any ~~Person~~person as a Director (other than a ~~Roivant~~Sumitomo Director) to fill a vacancy on the Board occurring as a result of the death, disability, disqualification, removal or resignation of any Director (other than a ~~Roivant~~Sumitomo Director) prior to the expiration of his or her term (or an increase in the size of the Board pursuant to Bye-law 38.2 resulting in a new Director) and if at any general meeting at which the term of a Director (other than a ~~Roivant~~Sumitomo Director) expires the Members do not elect a replacement Director to such Director, the Board, by a majority vote, may appoint any ~~Person~~person as a Director to fill the vacancy. A Director appointed by the Board to fill a vacancy shall hold office until the earlier of (i) the next annual general meeting, or (ii) the date such Director’s office is otherwise vacated.

42.	Remuneration of Directors

The remuneration (if any) of the Directors shall be determined by the Board or a Committee and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them (or in the case of a director that is a corporation, by its representative or representatives) in attending and returning from Board meetings, meetings of any Committee or general meetings, or in connection with the business of the Company or their duties as Directors generally.

43.	Defect in Appointment

All acts done in good faith by the Board, any Director, a member of a Committee, any person to whom the Board may have delegated any of its powers or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he or she was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

44.	Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

45.	Powers of the Board of Directors

The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)

exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)

appoint one or more persons to, or remove any such person from, the office of Principal Executive Officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)

appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)

by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company and listing the Shares;

(g)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(h)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(i)	in connection with the issuance of any Share, pay such commission and brokerage as may be permitted by law; and

(j)

authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

46.	Committees of the Board

46.1

The Board may delegate any of its powers to a committee of one or more persons appointed by the Board (a “Committee”) which may, subject to Bye-law 46.2, consist partly or entirely of non-Directors. Each Committee shall conform to such directions as the Board shall impose on it.

46.2

Until the Trigger Date, the ~~Roivant~~Sumitomo Directors, acting separately, shall have the right to designate one or both ~~Roivant~~Sumitomo Directors to be a member or members of each Committee; provided that, when and as applicable, the Audit Committee of the Board shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

46.3

If the ~~Roivant~~Sumitomo Directors have designated one or both ~~Roivant~~Sumitomo Directors to be a member or members of a Committee pursuant to Bye-law 46.2, the presence of such ~~Roivant~~Sumitomo Director or Directors shall be necessary to constitute a quorum for the transaction of business at a meeting of such Committee.

46.4

Except as otherwise set forth in this Bye-law 46, the meetings and proceedings of each Committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board. Prior to the date when the Company ceases to be a “controlled company” as defined under the Designated Stock Exchange Rules, if applicable, any Director that is a member of a Committee (other than the Audit Committee) may refer a Committee matter to the Board at any time and in such case the delegation of powers to the Committee in respect of that matter shall be immediately suspended pending Board action or the Board’s further directions to the Committee.

47.	Confidentiality

If any Director obtains any confidential information of the Company in the course of his or her duties as a Director he or she shall keep such information confidential and shall not divulge or use such information other than in the course of his or her duties as a Director; provided, that a Director, whether acting individually or pursuant to Board resolution, shall be exempt from this obligation to keep information confidential if, in addition to having regard for his or her fiduciary duties under Bermuda law, the Director (a) discloses the information only to a Member and (b) makes such Member aware that such information is confidential.

48.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

49.	Appointment of Officers

49.1	The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

50.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time for such term as the Board deems fit.

51.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

52.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may determine.

53.	Conflicts of Interest

53.1

Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or a Director’s firm, partner or company to act as Auditor to the Company.

53.2

A Director who is directly or indirectly interested in a contract or proposed contract with the Company (an “Interested Director”) shall declare the nature of such interest as required by the Act. For the avoidance of doubt, subject to the Act, no Director or immediate family member shall be considered “interested” with respect to any transaction in which all of the Members participate or are offered to participate.

53.3	An Interested Director who has complied with the requirements of Bye-law 53.2 may:

(a)	vote in respect of such contract or proposed contract; and/or

(b)	be counted in the quorum for the meeting at which the contract or proposed contract is to be voted on,

and no such contract or proposed contract shall be void or voidable by reason only that the Interested Director voted on it or was counted in the quorum of the relevant meeting and the Interested Director shall not be liable to account to the Company for any profit realised thereby.

54.	Indemnification and Exculpation of Directors and Officers

54.1

The Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any Committee) acting in relation to any of the affairs of the Company or any Subsidiary thereof and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company or any Subsidiary thereof and every one of them (whether for the time being or formerly), and their heirs, executors and administrators (each of which, an “Indemnified Party”), shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no Indemnified Party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any monies or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided, that this indemnity shall not extend to any matter in respect of any fraud or dishonesty to the extent prohibited by the Act in relation to the Company which may attach to any of the Indemnified Parties. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his or her duties with or for the Company or any Subsidiary thereof; provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

54.2

The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him or her under the Act in his or her capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him or her by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any Subsidiary thereof.

54.3

The Company may advance monies to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him or her, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty in relation to the Company is proved against him or her

54.4

No amendment or repeal of any provision of this Bye-law 54 shall alter, to the detriment of any person, the right of such person to indemnification or advancement of expenses related to a claim based on an act or failure to act that took place prior to such amendment or repeal.

MEETINGS OF THE BOARD OF DIRECTORS

55.	Board Meetings

55.1

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a Board meeting (a quorum being present) shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail. Until the Trigger Date, each ~~Roivant~~Sumitomo Director shall have three votes and each other Director shall have one vote on all matters put to the vote at a Board meeting or a Committee thereof, of which such Director is a member. On or after the Trigger Date, each Director (including each Director that was a ~~Roivant~~Sumitomo Director prior to the Trigger Date) or Committee member (as the case may be) shall have one vote on all matters put to the vote at a Board meeting or a Committee thereof.

56.	Notice of Board Meetings

A Director may, and the Secretary on the requisition of a Director shall at any time, summon a Board meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose at least ~~48~~72 hours prior to the time of such meeting, unless each Director attends or gives his or her prior written consent to the meeting being held on such shorter notice.

57.	Electronic Participation in Meetings

Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

58.	Representation of Corporate Director

58.1

A Director which is a corporation may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of such Director which such person represents as such Director could exercise if it were an individual Director, and that Director shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

58.2

Notwithstanding the foregoing, the chairperson of a Board meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at Board meetings on behalf of a Director which is a corporation.

59.	Quorum at Board Meetings

The presence of Directors representing a majority of all seats on the Board, including the presence of ~~Roivant~~Sumitomo Directors then in office and representing a majority of the votes eligible to be cast at a meeting, shall be necessary to constitute a quorum for the transaction of business at a meeting of the Board.

60.	Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

61.	Chairperson to Preside

Unless otherwise agreed by a majority vote of the Directors attending, the Chairperson shall act as chairperson of the meeting at all Board meetings at which he or she is present. In the absence of the Chairperson, a chairperson of the meeting shall be appointed or elected by the Directors present at the meeting.

62.	Written Resolutions

62.1

Subject to these Bye-laws, anything which may be done by resolution of the Board at a meeting duly called and constituted may be done without a meeting by unanimous written resolution in accordance with this Bye-law 62.

62.2

A resolution signed by (or in the case of a Director that is a corporation, on behalf of) all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting duly called and constituted, such resolution to be effective on the date on which the resolution is signed by (or in the case of a Director that is a corporation, on behalf of) the last Director, provided, that (i) any such resolution shall be valid only if the signature of the last Director to sign is affixed outside the United States (unless the Board dispenses with this requirement), and (ii) the Board may declare such resolution to be invalid if the Board determines that the use of a resolution in writing would result in a non-de minimis adverse tax, regulatory or legal consequence to the Company, any Subsidiary of the Company, or any direct or indirect holder of Shares or its Affiliates. For the purposes of this Bye-law only, “the Directors” shall not include an Alternate Director.

62.3	A resolution in writing made in accordance with this Bye-law 62 shall constitute minutes for the purposes of the Act.

63.	Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

64.	Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each Board meeting and of any Committee; and

(c)	of all resolutions and proceedings of general meetings of the Members, Board meetings, meetings of managers and meetings of Committees.

65.	Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

66.	Form and Use of Seal

66.1	The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

66.2

A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director, (b) any Officer, (c) the Secretary or (d) any person authorised by the Board for that purpose.

66.3	A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

67.	Records of Account

67.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

67.2

Such records of account shall be kept at the registered office of the Company or, subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

67.3	Such records of account shall be retained for a minimum period of seven years from the date on which they are prepared.

68.	Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st March in each year.

AUDITS

69.	Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

70.	Appointment of Auditor

70.1	Subject to the Act, the Members shall appoint an Auditor to the Company to hold office for such term as the Members deem fit or until a successor is appointed.

70.2	The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

71.	Remuneration of Auditor

71.1	The remuneration of an Auditor appointed by the Members shall be fixed by the Company in general meeting or in such manner as the Members may determine.

71.2	The remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with Bye-law 75 shall be fixed by the Board.

72.	Duties of Auditor

72.1

The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

72.2

The generally accepted auditing standards referred to in Bye-law 72.1 may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

73.	Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

74.	Financial Statements and the Auditor’s Report

74.1	Subject to Bye-law 74.2, the financial statements and/or the Auditor’s report as required by the Act shall:

(a)	be laid before the Members at the annual general meeting;

(b)	be received, accepted, adopted, approved or otherwise acknowledged by the Members by written resolution passed in accordance with these Bye-laws; or

(c)

in circumstances where the Company has elected to dispense with the holding of an annual general meeting, be made available to the Members in accordance with the Act in such manner as the Board shall determine.

74.2

If all Members and Directors agree, either in writing or at a meeting, that in respect of a particular interval no financial statements and/or Auditor’s report thereon need be made available to the Members, and/or that no Auditor shall be appointed, then there shall be no obligation on the Company to do so.

75.	Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the Auditor.

VOLUNTARY WINDING-UP AND DISSOLUTION

76.	Winding-Up

If the Company is wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and shall, in accordance with the terms of these Bye-laws, determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any Shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

77.	Changes to Bye-laws

No Bye-law may be rescinded, altered or amended, and no new Bye-law may be made, save in accordance with the Act and until the same has been approved by a resolution of the Board and by the affirmative vote in general meeting of the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting.

78.	Changes to the Memorandum

No alteration or amendment to the Memorandum may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by the affirmative vote in general meeting of the holders of a majority of the aggregate voting rights of the issued and outstanding Shares entitled to vote thereon and voting at the meeting.

79.	Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

80.	Business Combinations

80.1

(a) Any Business Combination with any Interested Shareholder within a period of three years following the time of the transaction in which the person become an Interested Shareholder must be approved by the Board and authorised at an annual or special general meeting, by the affirmative vote of a super majority of at least 66 and 2/3% of the aggregate voting rights of the issued and outstanding Shares entitled to vote and voting at the meeting that are not owned by the Interested Shareholder unless:

(i)

prior to the time that the person became an Interested Shareholder, the Board approved either the Business Combination or the transaction which resulted in the person becoming an Interested Shareholder; or

(ii)

upon consummation of the transaction which resulted in the person becoming an Interested Shareholder, the Interested Shareholder owned at least 85% of the aggregate voting rights of the issued and outstanding Shares at the time the transaction commenced, excluding for the purposes of determining the number of Shares issued and outstanding, those Shares owned (i) by persons who are Directors and also officers and (ii) employee share plans in which employee participants do not have the right to determine whether ~~shares~~Shares held subject to the plan will be tendered in a tender or exchange offer.

(b)	The restrictions contained in this Bye-law 80.1 shall not apply if:

(i)

a Member becomes an Interested Shareholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient Shares so that the Member ceases to be an Interested Shareholder; and (ii) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such Member, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or

(ii)

the Business Combination is proposed prior to the consummation or abandonment of, and subsequent to the earlier of the public announcement or the notice required hereunder of, a proposed transaction which (i) constitutes one of the transactions described in the following sentence; (ii) is with or by a person who either was not an Interested Shareholder during the previous three years or who became an Interested Shareholder with the approval of the Board; and (iii) is approved or not opposed by a majority of the members of the Board then in office who were Directors prior to any person becoming an Interested Shareholder during the previous three years or were recommended for election or elected to succeed such Directors by resolution of the Board approved by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to:

(a)	a merger, amalgamation or consolidation of the Company (except an amalgamation or merger in respect of which, pursuant to the Act, no vote of the shareholders of the Company is required);

(b)

a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company (other than to the Company or any entity directly or indirectly wholly-owned by the Company) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding Shares; or

(c)	a proposed tender or exchange offer for 50% or more of the issued and outstanding voting Shares.

The Company shall give not less than 20 days’ notice to all Interested Shareholders prior to the consummation of any of the transactions described in subparagraphs (a) or (b) of the second sentence of this paragraph (ii).

(c)	For the purpose of this Bye-law 80 only, the term:

~~(i)~~	~~“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person;~~

(~~ii~~i)

“associate,” when used to indicate a relationship with any person, means: (i) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person;

(~~iii~~ii)	“Business Combination,” when used in reference to the Company and any Interested Shareholder of the Company, means:

(a)

any merger, amalgamation or consolidation of the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company, wherever incorporated, with (A) the Interested Shareholder or any of its ~~affiliates~~Affiliates, or (B) with any other company, partnership, unincorporated association or other entity if the merger, amalgamation or consolidation is caused by the Interested Shareholder;

(b)

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of the Company, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding Shares;

(c)

any transaction which results in the issuance or transfer by the Company or by any entity directly or indirectly wholly-owned or majority-owned by the Company of any Shares, or any share of such entity, to the Interested Shareholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Shares, or shares of any such entity, which securities were issued and outstanding prior to the time that the Interested Shareholder became such; (B) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Shares, or shares of any such entity, which security is distributed, pro rata to all holders of a class or series of Shares subsequent to the time the Interested Shareholder became such; (C) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of such shares; or (D) any issuance or transfer of shares by the Company; provided however, that in no case under items (B)-(D) of this subparagraph shall there be an increase in the Interested Shareholder’s proportionate share of any class or series of shares;

(d)

any transaction involving the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company which has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Shares, which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any repurchase or redemption of any Shares not caused, directly or indirectly, by the Interested Shareholder; or

(e)

any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (a)-(d) of this paragraph) provided by or through the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company;

~~(iv)~~

~~“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the issued and outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity,~~

~~in the absence of proof by a preponderance of the evidence to the contrary; provided that notwithstanding the foregoing, such presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;~~

(~~v~~iii)

“Interested Shareholder” means any person (other than the Company and any entity directly or indirectly wholly-owned or majority-owned by the Company) that (i) is the owner of 15% or more of the issued and outstanding voting Shares, (ii) is an ~~affiliate~~Affiliate or associate of the Company and was the owner of 15% or more of the issued and outstanding voting shares of the Company at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder or (iii) is an affiliate or associate of any person listed in (i) or (ii) above; provided, however, that the term “Interested Shareholder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company unless such person referred to in this proviso acquires additional voting Shares otherwise than as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Shareholder, the voting Shares deemed to be issued and outstanding shall include voting Shares deemed to be owned by the person through application of paragraph (viii) below, but shall not include any other unissued Shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

(~~vi~~iv)	“person” means any individual, company, partnership, unincorporated association or other entity;

(~~vii~~v)

“voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of Directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity;

(~~viii~~vi)	“owner,” including the terms “own” and “owned,” when used with respect to any shares, means a person that individually or with or through any of its ~~affiliates~~Affiliates or associates:

(a)	beneficially owns such shares, directly or indirectly; or

(b)

has (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered shares are accepted for purchase or exchange; or (B) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any shares because of such person’s right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(c)

has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph (b) of this paragraph), or disposing of such shares with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares.

80.2

In respect of any Business Combination to which the restrictions contained in Bye-law 80.1 do not apply but which the Act requires to be approved by the Members, the necessary general meeting quorum and Members’ approval shall be as set out in ~~Byelaws~~Bye-laws 27 and 29 respectively.

80.3

The Board shall ensure that the bye-laws or constitutional documents of each entity wholly-owned or majority-owned by the Company shall contain any provisions necessary to ensure that the intent of Bye-law 80.1, as it relates to the actions of such entities, is achieved.

81.	No Duty for Corporate Opportunities

Notwithstanding anything to the contrary in these Bye-laws or any other policy or code of the Company, the Company, on behalf of itself and its Subsidiaries, (a) acknowledges and affirms that ~~Roivant~~Sumitomo and its respective Affiliates, employees, directors, partners and members (who are not directors, officers or employees of the Company) (the “Qualified Group”), (i) have participated (directly or indirectly) and will continue to participate (directly or indirectly) in direct investments in entities (“Other Investments”), including Other Investments engaged in various aspects of businesses similar to those engaged in by the Company and its Subsidiaries that may, are or will be competitive with the Company’s or any of its Subsidiaries’ businesses or that could be suitable for the Company’s or any of its Subsidiaries’ interests, (ii) have interests in, participate with, aid and maintain seats on the board of directors or similar governing bodies of, Other Investments, (iii) may develop or become aware of business opportunities for Other Investments and (iv) may or will, as a result of matters referred to in this Agreement, the nature of the Qualified Group’s businesses and other factors, have conflicts of interest or potential conflicts of interest, (b) hereby renounces and disclaims any interest or expectancy in any business opportunity (including any Other Investments) or any other opportunities, in each case, that may arise in connection with the circumstances described in the foregoing clauses (i) - (iv) (collectively, the “Renounced Business Opportunities”), (c) acknowledges and affirms that no member of the Qualified Group shall have any obligation to communicate or offer any Renounced Business

Opportunity to the Company or any of its subsidiaries, and any member of the Qualified Group may pursue a Renounced Business Opportunity, and (d) acknowledges and affirms that any of the activities set forth in this Bye-law 81 shall not be considered a violation of any policies or codes of the Company.

EXHIBIT B

UROVANT SCIENCES LTD.

(the “Company”)

WRITTEN RESOLUTION OF SHAREHOLDER

Made pursuant to Bye-law 36 of the Company’s Bye-Laws

NOTICE IS HEREBY GIVEN that the following resolution is proposed, and that the undersigned, being a holder of common shares of the Company representing a majority of the aggregate voting rights of the issued and outstanding common shares of the Company, acting by written resolution without a meeting DOES HEREBY CONSENT to the adoption of the following resolution:

AMENDMENT OF THE BYE-LAWS

WHEREAS, pursuant to bye-law 77 of the Amended and Restated Bye-laws of the Company (the “Bye-laws”), the Bye-laws may only be amended if an amendment is approved by a resolution of the Board of Directors of the Company (the “Board”) and by the holders of a majority of the aggregate voting rights of the issued and outstanding common shares of the Company;

WHEREAS, on December 22, 2019, the Board approved the Second Amended and Restated Bye-laws of the Company in substantially the form attached hereto as Exhibit A (the “A&R Bye-laws”), subject to the approval of the A&R Bye-laws by the holders of a majority of the aggregate voting rights of the issued and outstanding common shares of the Company;

WHEREAS, pursuant to bye-law 36 of the Bye-laws, any action that could be taken at a meeting of the shareholders of the Company (“Shareholders”) can be taken by a written resolution executed by Shareholders representing a majority of the votes as would be required if such resolution was voted on at a meeting of Shareholders at which all Shareholders entitled to attend and vote thereat were present and voting;

WHEREAS, the undersigned, Sumitovant Biopharma Ltd., holds common shares of the Company representing at least a majority of the aggregate voting rights of the issued and outstanding common shares of the Company, which constitutes a majority of the votes as would be required if this resolution was voted on at a meeting of Shareholders at which all Shareholders entitled to attend and vote thereat were present and voting;

WHEREAS, the Company (i) has filed a preliminary information statement with the United States Securities and Exchange Commission (the “SEC”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934 (“Rule 14c-2”) in connection with approval of the A&R Bye-laws by the Board and in anticipation of this written resolution, and (ii) upon the execution of this written resolution, will file with the SEC and distribute a definitive information statement pursuant to Rule 14c-2 to each Shareholder that is entitled to consent to the approval of the A&R Bye-laws as provided herein (the “Information Statement”); and

WHEREAS, the undersigned desires to approve and adopt the A&R Bye-laws in substantially the form attached hereto as Exhibit A, to be effective on the twentieth day after the Information Statement has been sent to Shareholders by the Company, as required pursuant to Rule 14c-2.

RESOLVED, that the A&R Bye-laws, in substantially the form attached hereto as Exhibit A, be, and they hereby are, authorized, adopted, approved, ratified and confirmed in all respects as the bye-laws of the Company in substitution for and to the exclusion of all existing bye-laws thereof, effective on the twentieth calendar day after the Information Statement has been sent to Shareholders by the Company.

[Signature page follows]

2

The undersigned has executed these resolutions, which may be executed by facsimile, on the date indicated below.

Sumitovant Biopharma Ltd.

/s/ Shigeyuki Nishinaka	January 7, 2020
Name: Shigeyuki Nishinaka	Date
Title: Director

[Signature Page to Urovant Shareholder Written Resolutions]